================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 22, 2003



                             Charming Shoppes, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                  Pennsylvania
                 (State or Other Jurisdiction of Incorporation)



      000-07258                                       23-1721355
(Commission File Number)                   (I.R.S. Employer Identification No.)



     450 Winks Lane, Bensalem, PA                                     19020
(Address of Principal Executive Offices)                            (Zip Code)


                                 (215) 245-9100
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 7.  Financial Statements and Exhibits.

     The Exhibit Index on page 3 of this report is incorporated herein by reference.


Item 9. Regulation FD Disclosure. and Item 12. Results of Operations and Financial Condition.

     On May 22, 2003 we issued a press release announcing our earnings for the quarter ended May 3, 2003 (the first quarter of our fiscal year ending January 31, 2004). The earnings announcement is attached as Exhibit 99 to this report.

     The information furnished under this Item 9 is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission Release No. 33-8216. The information in this Form 8-K, and the exhibit attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHARMING SHOPPES, INC.
                                        ----------------------
                                            (Registrant)




Dated: May 22, 2003                     By:  /S/ ERIC M. SPECTER
                                        ------------------------
                                        Name: Eric M. Specter
                                        Title:  Executive Vice President and
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit. No.

     99           Press Release dated May 22, 2003